Ultimate controlling party	12 Months Ended
Dec. 31, 2018
Ultimate Controlling Party
Ultimate controlling party
31	Ultimate controlling party

The Directors do not consider that there was an ultimate controlling party at 31 December 2018. Following the year end, China Medical Systems Holdings Limited and A&B (HK) Company Ltd (collectively, “CMS”), companies under common control, invested a total of £8m in return for 207,792,206 new ordinary shares, which following admission on 26 February 2019, represents 51% of the issued share capital of the Company (See note 32). Based upon this, CMS is able to exert control over Midatech.

At date of approval of the financial statements, the ultimate controlling party is deemed to Dr Lam Kong by virtue of the control he has over CMS.